Exhibit 99.4 Gregory Bryant SENIOR VICE PRESIDENT GENERAL MANAGER, CLIENT COMPUTING GROUPExhibit 99.4 Gregory Bryant SENIOR VICE PRESIDENT GENERAL MANAGER, CLIENT COMPUTING GROUP

Statements in this presentation that refer to business outlook, future plans and expectations are forward-looking statements that involve a number of risks and uncertainties. Words such as anticipates, expects, intends, goals, plans, believes, seeks, estimates, continues, may, will, “would,” should, “could,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements that refer to or are based on estimates, forecasts, projections, uncertain events or assumptions, including statements relating to total addressable market (TAM) or market opportunity, future products and the expected availability and benefits of such products, and anticipated trends in our businesses or the markets relevant to them, also identify forward-looking statements. Such statements are based on management's expectations as of May 8, 2019, unless an earlier date is indicated, and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Important factors that could cause actual results to differ materially from the company's expectations are set forth in Intel's earnings release dated April 25, 2019, which is included as an exhibit to Intel’s Form 8-K furnished to the SEC on such date. Additional information regarding these and other factors that could affect Intel's results is included in Intel's SEC filings, including the company's most recent reports on Forms 10-K and 10-Q. Copies of Intel's Form 10-K, 10-Q and 8-K reports may be obtained by visiting our Investor Relations website at www.intc.com or the SEC's website at www.sec.gov. All information in this presentation reflects management’s views as of May 8, 2019, unless an earlier date is indicated. Intel does not undertake, and expressly disclaims any duty, to update any statement made in this presentation, whether as a result of new information, new developments or otherwise, except to the extent that disclosure may be required by law.Statements in this presentation that refer to business outlook, future plans and expectations are forward-looking statements that involve a number of risks and uncertainties. Words such as anticipates, expects, intends, goals, plans, believes, seeks, estimates, continues, may, will, “would,” should, “could,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements that refer to or are based on estimates, forecasts, projections, uncertain events or assumptions, including statements relating to total addressable market (TAM) or market opportunity, future products and the expected availability and benefits of such products, and anticipated trends in our businesses or the markets relevant to them, also identify forward-looking statements. Such statements are based on management's expectations as of May 8, 2019, unless an earlier date is indicated, and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Important factors that could cause actual results to differ materially from the company's expectations are set forth in Intel's earnings release dated April 25, 2019, which is included as an exhibit to Intel’s Form 8-K furnished to the SEC on such date. Additional information regarding these and other factors that could affect Intel's results is included in Intel's SEC filings, including the company's most recent reports on Forms 10-K and 10-Q. Copies of Intel's Form 10-K, 10-Q and 8-K reports may be obtained by visiting our Investor Relations website at www.intc.com or the SEC's website at www.sec.gov. All information in this presentation reflects management’s views as of May 8, 2019, unless an earlier date is indicated. Intel does not undertake, and expressly disclaims any duty, to update any statement made in this presentation, whether as a result of new information, new developments or otherwise, except to the extent that disclosure may be required by law.

PC TAM (Millions of Units) ~30% 400 377 354 TAM decline 350 322 319 289 300 272 “The PC is dead. 250 Gartner wishes you luck, 200 150 vendors” 100 – May 2016 50 0 2011 2012 2013 2014 2015 2016 Source: MS&F and IDC PC TAM (Millions of Units) ~30% 400 377 354 TAM decline 350 322 319 289 300 272 “The PC is dead. 250 Gartner wishes you luck, 200 150 vendors” 100 – May 2016 50 0 2011 2012 2013 2014 2015 2016 Source: MS&F and IDC

$40 B MARKET STABILIZING $37 300 Mu $34 $32.9 $32.2 PC TAM $30 DELIVERED 3 YEARS OF TOP & BOTTOM LINE GROWTH 280 $20 MANUFACTURING AND IP R&D SCALE $14.2 $12.9 260 $10.6 $8.2 $10 2019 PC-CENTRIC REVENUE DOWN LOW SINGLE DIGITS YOY 240 $0 2015 2016 2017 2018 CONSTRAINED SUPPLY Revenue OI & COMPETITIVE ENVIRONMENT Source: PC TAM MS&F and IDC $40 B MARKET STABILIZING $37 300 Mu $34 $32.9 $32.2 PC TAM $30 DELIVERED 3 YEARS OF TOP & BOTTOM LINE GROWTH 280 $20 MANUFACTURING AND IP R&D SCALE $14.2 $12.9 260 $10.6 $8.2 $10 2019 PC-CENTRIC REVENUE DOWN LOW SINGLE DIGITS YOY 240 $0 2015 2016 2017 2018 CONSTRAINED SUPPLY Revenue OI & COMPETITIVE ENVIRONMENT Source: PC TAM MS&F and IDC

20% ~18% ~14% ~11% 10% ~4% 0% (~1%) (~3%) -10% (~11%) SEGMENTs in decline Segments of growth -20% 18 - '23 Intel Revenue CAGR Shifted focus: premium, PURPOSE -BUILT products Source: 2018-’23 Intel Revenue CAGR based on Intel Internal forecast 20% ~18% ~14% ~11% 10% ~4% 0% (~1%) (~3%) -10% (~11%) SEGMENTs in decline Segments of growth -20% 18 - '23 Intel Revenue CAGR Shifted focus: premium, PURPOSE -BUILT products Source: 2018-’23 Intel Revenue CAGR based on Intel Internal forecast

1. 2. 3.1. 2. 3.

1. Unmatched leadership portfolio1. Unmatched leadership portfolio

1. 20 19 2019 2020 NEW CPU CORE ARCHITECTURE HYBRID CPU ARCHITECTURE NEW CPU CORE ARCHITECTURE e NEW GEN 11 GRAPHICS ENGINE 3D FOVEROS PACKAGING NEW X GRAPHICS ENGINE ST 1 INTEGRATED WIFI6 (11AX) / NEW GEN 11 GRAPHICS ENGINE LATEST DISPLAY TECHNOLOGY THUNDERBOLT™ 3 OpenVINO / DL BOOST IMPROVED STANDBY SOC POWER NEXT GEN I/O TECHNOLOGY A new level of Enabling revolutionary Mobility Redefined Integr ation new form factors1. 20 19 2019 2020 NEW CPU CORE ARCHITECTURE HYBRID CPU ARCHITECTURE NEW CPU CORE ARCHITECTURE e NEW GEN 11 GRAPHICS ENGINE 3D FOVEROS PACKAGING NEW X GRAPHICS ENGINE ST 1 INTEGRATED WIFI6 (11AX) / NEW GEN 11 GRAPHICS ENGINE LATEST DISPLAY TECHNOLOGY THUNDERBOLT™ 3 OpenVINO / DL BOOST IMPROVED STANDBY SOC POWER NEXT GEN I/O TECHNOLOGY A new level of Enabling revolutionary Mobility Redefined Integr ation new form factors

1. ACCELERATING THE PACE OF INNOVATION

3X* WIRELESS SPEEDS[1]

4X* GRAPHICS PERFORMANCE[2]

2.5-3X* AI PERFORMANCE[3]

2X* PRODUCTIVITY IN SLIM FORM FACTORS[4]

4X* ENCODE PERFORMANCE[5]

Disclaimer: Results are approximate and have been estimated or simulated as of April 2019 using Intel internal analysis or architecture simulation or modeling

* Approximate

1) Intel's Wi-Fi 6 (GIG+) vs typical competitive 11AC design
2) 15W WHL to 25W TGL (projections)
3) AIXPRT Community 2 Preview; OpenVINO 2018.R5, Max Throughput 15W WHL to 15W ICL projection
4) 5W AML 2+2 vs 9W TGL 4+2 projections
5) WHL 4K60 to TGL 8K60 projections

intel 2019 INVESTOR MEETING

For more complete information about performance and benchmark results, visit www.intel.com/benchmarks. Performance results are based on testing as of date specified and may not reflect all publicly available security updates. See configuration disclosure for details. No product or component can be absolutely secure.

2. 2023 $39 $7 $6 $10 $6 ~$68B TAM TAM Platforms Graphics Intel Share Connectivity Memory PC & adjacencies dGFX MEMORY CPU CONNECTIVITY GATEWAY opportunity to grow beyond The cpu TAM Source: Intel calculated 2023 TAM derived from industry analyst reports/internal estimates and 2018 Intel revenue 2. 2023 $39 $7 $6 $10 $6 ~$68B TAM TAM Platforms Graphics Intel Share Connectivity Memory PC & adjacencies dGFX MEMORY CPU CONNECTIVITY GATEWAY opportunity to grow beyond The cpu TAM Source: Intel calculated 2023 TAM derived from industry analyst reports/internal estimates and 2018 Intel revenue

2. WIN IN AN EXPANDED TAM

MEMORY ($7B TAM)	CONNECTIVITY ($10B TAM)	GRAPHICS ($6B TAM)
INTEL® OPTANE™ MEMORY SHIPPED IN 2018	FIRST TO PC MARKET WITH WI-FI6 (Discrete & Integrated)	LEADER IN INTEGRATED GFX
INTEL® OPTANE™ MEMORY H10 WITH SOLID-STATE STORAGE LAUNCHED APRIL	NEW INDUSTRY STANDARD WITH THUNDERBOLT™ 3	GEN 11 LAUNCHING IN 2019
PERSISTENT MEMORY ON WORKSTATIONS 2H'19	ACPC/LTE MARKET LEADER	NEW Xe ARCHITECTURE IN 2020
LAUNCH GAMES UP TO 60% FASTER[1]	**NEARLY 3X FASTER SPEEDS[2]**	**ACCELERATING GRAPHICS PERFORMANCE**

1) Optane – based on 8th Gen Intel U with Optane Memory H10
2) Wireless- Intel's Wi-FI 6 (Gig+) vs, typical 11AC design

intel 2019 INVESTOR MEETING

For more complete information about performance and benchmark results, visit www.intel.com/benchmarks. Performance results are based on testing as of date specified and may not reflect all publicly available security updates. See configuration disclosure for details. No product or component can be absolutely secure.

3. mobile innovation rooted in human understanding Focus Always Ready Adaptable3. mobile innovation rooted in human understanding Focus Always Ready Adaptable

Performance results are based on testing as of dates shown in configuration and may not reflect all publicly available security updates. See configuration disclosure for details. No product or component can be absolutely secure. Software and workloads used in performance tests may have been optimized for performance only on Intel microprocessors. Performance tests, such as SYSmark and MobileMark, are measured using specific computer systems, components, software, operations and functions. Any change to any of those factors may cause the results to vary. You should consult other information and performance tests to assist you in fully evaluating your contemplated purchases, including the performance of that product when combined with other products. For more complete information visit www.intel.com/benchmarks. Approx. 3x Wireless Speeds: 802.11ax 2x2 160MHz enables 2402Mbps maximum theoretical data rates, ~3X (2.8X) faster than standard 802.11ac 2x2 80MHz (867Mbps) as documented in IEEE 802.11 wireless standard specifications, and require the use of similarly configured 802.11ax wireless network routers. Approx. 4x Graphics Performance: Estimated by Intel as of April 2019, based on the 3DMark 11 and Firestrike scores of TGL U42 96EU 15W as compared to WHL U42 24EU 15W. Approx. 2.5x-3x AI Performance: Workload: images per second using AIXPRT Community Preview 2 with Int8 precision on ResNet-50 and SSD-Mobilenet-v1 models. Intel preproduction system, ICL-U, PL1 15w, 4C/8T, Turbo TBD, Intel Gen11 Graphics, GFX driver preproduction, Memory 8GB LPDDR4X-3733, Storage Intel SSD Pro 760P 256GB, OS Microsoft Windows 10, RS5 Build 475, preprod bios. Vs. Config – HP spectre x360 13t 13-ap0038nr, Intel® Core™ i7-8565U, PL1 20w, 4C/8T, Turbo up to 4.6Ghz, Intel UHD Graphics 620, Gfx driver 26.20.100.6709, Memory 16GB DDR4-2400, Storage Intel SSD 760p 512GB, OS – Microsoft Windows 10 RS5 Build 475 Bios F.26. Estimated as of April 2019. Approx. 2x Productivity in Slim Form Factors: Estimated by Intel as of April 2019, based on SYSmark 2014 (overall score) of AML Y-5W 2+2 SKL 14nm i7-8500Y as compared to TGL Y-9W 4+2 WLC 10nm. Approx. 4x Encode Performance: Estimated by Intel as of April 2019 between WHL 4K60 and TGL 8K60. Launch Games up to 60% Faster: Testing by Intel as of March 22nd, 2019. As measured by Path of Exile* Game Launch with Background Activity (e.g. 18GB Video File Copy), comparing 8th Gen Intel® Core™ i7-8565U (512GB TLC SSD) vs. 8th Gen Intel® Core™ i7-8565U (32GB+512GB Intel® Optane™ memory H10 with solid state storage) Performance results are based on testing as of dates shown in configuration and may not reflect all publicly available security updates. See configuration disclosure for details. No product or component can be absolutely secure. Software and workloads used in performance tests may have been optimized for performance only on Intel microprocessors. Performance tests, such as SYSmark and MobileMark, are measured using specific computer systems, components, software, operations and functions. Any change to any of those factors may cause the results to vary. You should consult other information and performance tests to assist you in fully evaluating your contemplated purchases, including the performance of that product when combined with other products. For more complete information visit www.intel.com/benchmarks. Approx. 3x Wireless Speeds: 802.11ax 2x2 160MHz enables 2402Mbps maximum theoretical data rates, ~3X (2.8X) faster than standard 802.11ac 2x2 80MHz (867Mbps) as documented in IEEE 802.11 wireless standard specifications, and require the use of similarly configured 802.11ax wireless network routers. Approx. 4x Graphics Performance: Estimated by Intel as of April 2019, based on the 3DMark 11 and Firestrike scores of TGL U42 96EU 15W as compared to WHL U42 24EU 15W. Approx. 2.5x-3x AI Performance: Workload: images per second using AIXPRT Community Preview 2 with Int8 precision on ResNet-50 and SSD-Mobilenet-v1 models. Intel preproduction system, ICL-U, PL1 15w, 4C/8T, Turbo TBD, Intel Gen11 Graphics, GFX driver preproduction, Memory 8GB LPDDR4X-3733, Storage Intel SSD Pro 760P 256GB, OS Microsoft Windows 10, RS5 Build 475, preprod bios. Vs. Config – HP spectre x360 13t 13-ap0038nr, Intel® Core™ i7-8565U, PL1 20w, 4C/8T, Turbo up to 4.6Ghz, Intel UHD Graphics 620, Gfx driver 26.20.100.6709, Memory 16GB DDR4-2400, Storage Intel SSD 760p 512GB, OS – Microsoft Windows 10 RS5 Build 475 Bios F.26. Estimated as of April 2019. Approx. 2x Productivity in Slim Form Factors: Estimated by Intel as of April 2019, based on SYSmark 2014 (overall score) of AML Y-5W 2+2 SKL 14nm i7-8500Y as compared to TGL Y-9W 4+2 WLC 10nm. Approx. 4x Encode Performance: Estimated by Intel as of April 2019 between WHL 4K60 and TGL 8K60. Launch Games up to 60% Faster: Testing by Intel as of March 22nd, 2019. As measured by Path of Exile* Game Launch with Background Activity (e.g. 18GB Video File Copy), comparing 8th Gen Intel® Core™ i7-8565U (512GB TLC SSD) vs. 8th Gen Intel® Core™ i7-8565U (32GB+512GB Intel® Optane™ memory H10 with solid state storage)

Software and workloads used in performance tests may have been optimized for performance only on Intel microprocessors. Performance tests, such as SYSmark and MobileMark, are measured using specific computer systems, components, software, operations and functions. Any change to any of those factors may cause the results to vary. You should consult other information and performance tests to assist you in fully evaluating your contemplated purchases, including the performance of that product when combined with other products. For more information go to www.intel.com/benchmarks. Performance results are based on testing as of date specified in the Configuration Disclosure and may not reflect all publicly available security updates. See configuration disclosure for details. No product or component can be absolutely secure. Optimization Notice: Intel's compilers may or may not optimize to the same degree for non-Intel microprocessors for optimizations that are not unique to Intel microprocessors. These optimizations include SSE2, SSE3, and SSSE3 instruction sets and other optimizations. Intel does not guarantee the availability, functionality, or effectiveness of any optimization on microprocessors not manufactured by Intel. Microprocessor- dependent optimizations in this product are intended for use with Intel microprocessors. Certain optimizations not specific to Intel microarchitecture are reserved for Intel microprocessors. Please refer to the applicable product User and Reference Guides for more information regarding the specific instruction sets covered by this notice. Intel technologies’ features and benefits depend on system configuration and may require enabled hardware, software or service activation. Performance varies depending on system configuration. Check with your system manufacturer or retailer or learn more at intel.com. Intel, the Intel logo, Celeron, Intel Core, Intel Optane, Intel vPro, OpenVINO, Pentium, and Thunderbolt are trademarks of Intel Corporation or its subsidiaries in the U.S. and/or other countries. *Other names and brands may be claimed as the property of others. © Intel Corporation.Software and workloads used in performance tests may have been optimized for performance only on Intel microprocessors. Performance tests, such as SYSmark and MobileMark, are measured using specific computer systems, components, software, operations and functions. Any change to any of those factors may cause the results to vary. You should consult other information and performance tests to assist you in fully evaluating your contemplated purchases, including the performance of that product when combined with other products. For more information go to www.intel.com/benchmarks. Performance results are based on testing as of date specified in the Configuration Disclosure and may not reflect all publicly available security updates. See configuration disclosure for details. No product or component can be absolutely secure. Optimization Notice: Intel's compilers may or may not optimize to the same degree for non-Intel microprocessors for optimizations that are not unique to Intel microprocessors. These optimizations include SSE2, SSE3, and SSSE3 instruction sets and other optimizations. Intel does not guarantee the availability, functionality, or effectiveness of any optimization on microprocessors not manufactured by Intel. Microprocessor- dependent optimizations in this product are intended for use with Intel microprocessors. Certain optimizations not specific to Intel microarchitecture are reserved for Intel microprocessors. Please refer to the applicable product User and Reference Guides for more information regarding the specific instruction sets covered by this notice. Intel technologies’ features and benefits depend on system configuration and may require enabled hardware, software or service activation. Performance varies depending on system configuration. Check with your system manufacturer or retailer or learn more at intel.com. Intel, the Intel logo, Celeron, Intel Core, Intel Optane, Intel vPro, OpenVINO, Pentium, and Thunderbolt are trademarks of Intel Corporation or its subsidiaries in the U.S. and/or other countries. *Other names and brands may be claimed as the property of others. © Intel Corporation.